As filed with the Securities and Exchange Commission on October 14, 2021

Registration Statement No. 333-260080

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-1/A

(Amendment Number 1)

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	3944	82-2199200
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Vinco Ventures, Inc.

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

(866) 900-0992

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Christopher B. Ferguson

Chief Executive Officer

Vinco Ventures, Inc.

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

(866) 900-0992

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Joseph M. Lucosky, Esq.

N. Adele Hogan, Esq.

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Woodbridge, NJ 08830

(732) 395-4400

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☒	Smaller reporting company ☒

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☒

EXPLANATORY NOTE

Vinco Ventures, Inc. (the “Registrant”) is filing this Amendment No. 1 (the “Amendment”) to its Registration Statement on Form S-1 originally filed on October 6, 2021 (Registration Statement No. 333-260080 ) (the “Registration Statement”) to file Exhibits 5.1 and 23.2 (which is included in Exhibit 5.1). Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page, Exhibits 5.1 and 23.2 (which is included in Exhibit 5.1). The remainder of the Registration Statement is unchanged and therefore has not been included in this Amendment.

Item 16. Exhibits and Financial Statement Schedules

Exhibit		Incorporated By Reference to			Filed
Number	Description	Form	Exhibit	Filing Date	Herewith
3.1	Articles of Merger, filed with the Secretary of State of Nevada effective September 7, 2018	8-K	3.1	September 12, 2018
3.2	Second Amended and Restated Bylaws of Edison Nation, Inc.	8-K	3.2	September 12, 2018
3.3	Second Amended and Restated Articles of Incorporation of Edison Nation, Inc.	8-K	3.1	March 26, 2020
5.1	Opinion of Lucosky Brookman LLP				*
10.1	Form of Senior Convertible Promissory Note	8-K	2.1	July 6, 2018
10.2	Membership Interest Purchase Agreement dated June 29, 2018	8-K	10.1	July 6, 2018
10.3	Fifth Amended and Restated Operating Agreement of Edison Nation Holdings, LLC, dated September 4, 2018	8-K	10.2	September 6, 2018
10.4	Registration Rights Agreement dated September 4, 2018	8-K	10.3	September 6, 2018
10.5+	Amended and Restated Edison Nation, Inc. Omnibus Incentive Plan	8-K	3.3	September 12, 2018
10.6	Securities Purchase Agreement, dated March 6, 2019	8-K	10.1	March 13, 2019
10.7	Senior Convertible Promissory Note, dated March 6, 2019	8-K	10.2	March 13, 2019
10.8	Pledge Agreement, dated March 12, 2019	8-K	10.3	March 13, 2019
10.9	Form of Securities Purchase Agreement dated May 13, 2019	8-K	10.1	May 17, 2019
10.10	Form of Senior Convertible Promissory Note dated May 13, 2019	8-K	10.2	May 17, 2019
10.11	Settlement and Release Agreement dated June 17, 2019 with FirstFire Global Opportunities Fund, LLC	8-K	10.1	June 19, 2019
10.12	Loan Agreement with Tiburon Opportunity Fund, dated June 14, 2019	8-K	10.1	June 20, 2019
10.13	Operating Agreement of Ed Roses, LLC, dated August 23, 2019	S-1	10.18	February 12, 2020
10.14	Securities Purchase Agreement with Labrys Fund, LP, dated August 26, 2019	8-K	10.1	August 29, 2019
10.15	12% Convertible Promissory Note, dated August 26, 2019	8-K	10.2	August 29, 2019
10.16	Form of Share Purchase Agreement, dated October 2, 2019	8-K	10.1	October 4, 2019
10.17	Form of Registration Rights Agreement, dated October 2, 2019	8-K	10.2	October 4, 2019
10.18	Uber Mom Asset Purchase Agreement, dated November 6, 2019	S-1	10.23	February 12, 2020
10.19	Purchase of Inventory and Repurchase Agreement with Claudia McFillin and Joseph Tropea, dated November 12, 2019	S-1	10.24	February 12, 2020
10.20	Future Receivables Sale and Purchase Agreement with Velocity Group USA Inc., dated November 18, 2019	S-1	10.25	February 12, 2020
10.21	10% Senior Secured Note with 32 Entertainment LLC, dated December 4, 2019	S-1	10.26	February 12, 2020
10.22	Common Stock Purchase Warrant with 32 Entertainment LLC, dated December 4, 2019	S-1	10.27	February 12, 2020

II-1

Exhibit		Incorporated By Reference to			Filed
Number	Description	Form	Exhibit	Filing Date	Herewith
10.23	Registration Rights Agreement with 32 Entertainment LLC, dated December 4, 2019	S-1	10.28	February 12, 2020
10.24	Loan Agreement with Tiburon Opportunity Fund, dated January 2, 2020	S-1	10.29	February 12, 2020
10.25	5% Note Agreement with Equity Trust Company, Custodian FBO: Rawleigh H. Ralls, dated January 10, 2020	S-1	10.30	February 12, 2020
10.26	Common Stock Purchase Warrant with Equity Trust Company, Custodian FBO: Rawleigh H. Ralls, dated January 10, 2020	S-1	10.31	February 12, 2020
10.27	5% Note Agreement with Paul J. Solit and Julie B. Solit, dated January 15, 2020	S-1	10.32	February 12, 2020
10.28	Common Stock Purchase Warrant with Paul J. Solit and Julie B. Solit, dated January 15, 2020	S-1	10.33	February 12, 2020
10.29	5% Note Agreement with Richard O’Leary, dated January 17, 2020	S-1	10.34	February 12, 2020
10.30	Common Stock Purchase Warrant with Richard O’Leary, dated January 15, 2020	S-1	10.35	February 12, 2020
10.31	Loan Agreement with Greentree Financial Group, Inc., dated January 23, 2020	8-K	10.1	January 29, 2020
10.32	10% Convertible Promissory Note with Greentree Financial Group, Inc., dated January 23, 2020	8-K	10.2	January 29, 2020
10.33	Common Stock Purchase Warrant with Greentree Financial Group, Inc., dated January 23, 2020	8-K	10.3	January 29, 2020
10.34	Amendment Agreement with Greentree Financial Group, Inc., dated January 29, 2020	8-K	10.4	January 29, 2020
10.35	Asset Purchase Agreement between HMNRTH, LLC, TCBM Holdings, LLC and Edison Nation, Inc. and Scalematix, LLC dated March 11, 2020	8-K	10.1	March 12, 2020
10.36	Securities Purchase Agreement between Edison Nation, Inc. and Jefferson Street Capital, LLC dated April 7, 2020	8-K	10.3	April 27, 2020
10.37	Convertible Promissory Note between Edison Nation, Inc. and Jefferson Street Capital, LLC dated April 7, 2020	8-K	10.4	April 27, 2020
10.38	Securities Purchase Agreement between Edison Nation, Inc. and BHP Capital NY Inc. dated April 7, 2020	8-K	10.1	April 27, 2020
10.39	Convertible Promissory Note between Edison Nation, Inc. and BHP Capital NY Inc dated April 7, 2020	8-K	10.2	April 27, 2020
10.40	Promissory Note Small Business Administration-Paycheck Protection Program dated April 15, 2020	8-K	10.8	April 27, 2020
10.41	Consulting Agreement between Edison Nation, Inc. and Tiburon dated April 24, 2020	8-K	10.5	April 27, 2020
10.42	Debt Conversion Agreement between Edison Nation, Inc. and Tiburon Opportunity Fund dated April 24, 2020	8-K	10.6	April 27, 2020
10.43	Distributor Agreement between Edison Nation Holdings, LLC and Marrone Bio Innovations, Inc. dated May 13, 2020	10-K	10.45	May 29, 2020
10.44	Secured Line of Credit Agreement between Global Solutions, LLC, Edison Nation, Inc. and PPE Brickell Supplies, LLC dated May 20, 2020	8-K	10.1	May 26, 2020
10.45	Security Agreement between Global Solutions, LLC, Edison Nation, Inc. and PPE Brickell Supplies, LLC dated May 20, 2020	8-K	10.2	May 26, 2020
10.46	Agreement and Plan of Share Exchange Agreement between Edison Nation, Inc. PPE Brickell Supplies, LLC and Graphene Holdings, LLC dated May 20, 2020	8-K	10.3	May 26, 2020
10.47	Amended Limited Liability Company Agreement of Global Clean Solutions, LLC dated May 20, 2020	8-K	10.4	May 26, 2020
10.48	Purchase of Inventory and Repurchase Agreement between Edison Nation, Inc. and Fergco Bros, LLC dated May 7, 2020	10-K	10.50	May 29, 2020

II-2

Exhibit		Incorporated By Reference to			Filed
Number	Description	Form	Exhibit	Filing Date	Herewith
10.49	Amendment to Purchase of Inventory and Repurchase Agreement between Edison Nation, Inc. and Fergco Bros, LLC dated May 15, 2020	10-K	10.51	May 29, 2020
10.50	Amendment to Senior Secured Note between Edison Nation, Inc. and 32 Entertainment, LLC dated May 19, 2020	10-K	10.52	May 29, 2020
10.51	Amended Subordinate Secured Note between Edison Nation, Inc and 32 Entertainment, LLC dated May 19, 2020	10-K	10.53	May 29, 2020
10.52	Agreement for the Purchase and Sale of Common Stock of Cloud B, Inc. dated February 17, 2020	8-K	10.1	February 21, 2020
10.53	Amendment to Note Agreement and Common Stock Purchase Warrant between Edison Nation, Inc. and Richard O’Leary dated July 10, 2020	S-1	10.55	July 16, 2020
10.54	Amendment to Note Agreement and Common Stock Purchase Warrant between Edison Nation, Inc. and Equity Trust Company, a Custodian FBO: Rawleigh H. Ralls IRA dated July 10, 2020	S-1	10.56	July 16, 2020
10.55	Amendment to Note Agreement and Common Stock Purchase Warrant between Edison Nation, Inc. and Paul J. Solit and Julie B. Solit dated July 10, 2020	S-1	10.57	July 16, 2020
10.56	Convertible Promissory Note between Edison Nation, Inc. and Jefferson Street Capital, LLC dated July 29, 2020	10-Q	10.30	August 18, 2020
10.57	Memorandum of Understanding between the Global Clean Solutions, LLC, Office Mart, Inc. and ZAAZ Medical, Inc. dated June 8, 2020	10-Q	10.31	August 18, 2020
10.58	Amendment to Memorandum of Understanding dated August 6, 2020	10-Q	10.32	August 18, 2020
10.59	Forbearance Agreement between the Company and Jefferson Street Capital, LLC dated October 7, 2020	10-Q	10.33	November 23, 2020
10.60	Asset Purchase Agreement between Honey Badger Media, LLC and Honey Badger, LLC dated November 10, 2020	8-K	10.1	November 12, 2020
10.61	Platform License Agreement between Honey Badger Media, LLC and Honey Badger Media, LLC dated November 10, 2020	8-K	10.2	November 12, 2020
10.62	Inventory Management Agreement between Edison Nation, LLC and Forever 8 Fund, LLC dated November 17, 2020	10-Q	10.36	November 23, 2020
10.63	Stock Exchange Agreement dated between Jupiter Wellness, Inc, SRM Entertainment, Ltd and Vinco Ventures, Inc. dated November 30, 2020	8-K	1.1	December 3, 2020
10.64	Agreement to Complete a Plan of Merger between Vinco Ventures, Inc., Vinco Acquisition Corporation and ZASH Global Media and Entertainment Corporation dated January 20, 2021	8-K	10.1	January 21, 2021
10.65	Contribution Agreement by and among ZVV Media Partners, LLC, Vinco Ventures, Inc. and Zash Global Media and Entertainment Corporation dated January 19, 2021	8-K	10.1	January 21, 2021
10.66	Senior Convertible Note between Vinco Ventures, Inc. and Hudson Bay Master Fund, Ltd dated January 25, 2021	8-K	4.1	January 25, 2021
10.67	Securities Purchase Agreement between Vinco Ventures, Inc. and Hudson Bay Master Fund, Ltd dated January 25, 2021	8-K	10.1	January 25, 2021
10.68	Common Stock Purchase Warrant Agreement between Vinco Ventures, Inc. and Hudson Bay Master Fund, Ltd dated January 25, 2021	8-K	10.2	January 25, 2021
10.69	Registration Rights Agreement between Vinco Ventures, Inc. and Hudson Bay Master Fund, Ltd dated January 25, 2021	8-K	10.3	January 25, 2021
10.70	Securities Purchase Agreement between Vinco Ventures, Inc. and BHP Capital NY Inc. dated January 29, 20201	8-K	10.1	February 4, 2021

II-3

Exhibit		Incorporated By Reference to			Filed
Number	Description	Form	Exhibit	Filing Date	Herewith
10.71	Common Stock Purchase Warrant Agreement between Vinco Ventures, Inc. and BHP Capital NY Inc. dated January 29, 2021	8-K	10.2	February 4, 2021
10.72	Registration Rights Agreement between Vinco Ventures, Inc. and BHP Capital NY Inc. dated January 29, 2021	8-K	10.3	February 4, 2021
10.73+	Employment Agreement between Vinco Ventures, Inc. and Christopher Ferguson dated February 2, 2021	8-K	10.1	February 8, 2021
10.74+	Employment Agreement between Vinco Ventures, Inc. and Brett Vroman dated February 2, 2021	8-K	10.2	February 8, 2021
10.75+	Employment Agreement between Vinco Ventures, Inc. and Brian McFadden dated February 2, 2021	8-K	10.3	February 8, 2021
10.76	Form of Senior Convertible Note	8-K	4.1	February 23, 2021
10.77	Form of Securities Purchase Agreement	8-K	10.1	February 23, 2021
10.78	Form of Warrant	8-K	10.2	February 23, 2021
10.79	Form of Registration Rights Agreement	8-K	10.3	February 23, 2021
10.80	Placement Agent Agreement	8-K	10.4	February 23, 2021
10.81	Common Stock Purchase Warrant Agreement between Vinco Ventures, Inc. and Palladium Holdings, LLC dated February 23, 2021	S-1	10.81	April 30,2021
10.82	Amended and Restated Asset Purchase Agreement between CBAV1, LLC and BTL Diffusion SARL	10-K	10.81	April 15, 2021
10.83	First Amendment to Agreement to Complete a Plan of Merger, dated March 30, 2021, by and among Vinco Ventures, Inc., Vinco Acquisition Corporation and ZASH Global Media and Entertainment Corporation	8-K	10.1	April 9, 2021
10.84	Asset Contribution Agreement among Emmersive Entertainment, Inc. (“Seller”), Seller’s Shareholders, EVNT Platform, LLC (“Buyer”) a wholly owned subsidiary of Vinco Ventures, Inc. and Vinco Ventures, Inc. (“Buyer’s Owner”), dated as of April 17, 2021.	8-K	2.1	April 21, 2021
10.85	First Amended and Restated Operating Agreement for EVNT Platform, LLC among Vinco Ventures, Inc., its sole common member, and certain preferred members, dated as of April 17, 2021.	8-K	2.2	April 21, 2021
10.86	Warrant Exercise Agreement between Vinco Ventures, Inc. and Hudson Bay Master Fund Ltd. dated May 24, 2021	8-K	10.1	May 25, 2021
10.87	Form of Warrant	8-K	10.2	May 25, 2021
10.88	Form of Registration Rights Agreement	8-K	10.3	May 25, 2021
10.89	Second Amendment to Agreement to Complete a Plan of Merger dated May 28, 2021	8-K	10.1	May 28, 2021
10.90	Warrant Exercise Agreement between the Company and the Investor	8-K	10.1	June 7, 2021
10.91	Form of Warrant	8-K	10.2	June 7, 2021
10.92	Form of Registration Rights Agreement	8-K	10.3	June 7, 2021
10.93	Convertible Note Subscription Agreement dated June 4, 2021	8-K	10.1	June 10, 2021
10.94	Warrant Exercise Agreement between Vinco Ventures, Inc. and BHP Capital NY Inc. dated June 4, 2021	S-1	10.94	July 23, 2021
10.95	Common Stock Warrant Purchase Agreement between Vinco Ventures, Inc. and BHP Capital NY Inc. dated June 4, 2021	S-1	10.95	July 23, 2021

II-4

Exhibit		Incorporated By Reference to			Filed
Number	Description	Form	Exhibit	Filing Date	Herewith
10.96	Form of Senior Secured Convertible Note	8-K	4.1	July 23, 2021
10.97	Form of Securities Purchase Agreement	8-K	10.1	July 23, 2021
10.98	Form of Warrant	8-K	10.2	July 23, 2021
10.99	Form of Registration Rights Agreement	8-K	10.3	July 23, 2021
10.100	Form of Amendment Agreement	8-K	10.4	July 23, 2021
10.101	Form of Guaranty	8-K	10.5	July 23, 2021
10.102	Form of Pledge and Security Agreement	8-K	10.6	July 23, 2021
10.103	Second Amended and Restated Limited Liability Company Agreement of ZVV Media Partners, LLC	8-K	10.7	July 23, 2021
10.104	Securities Purchase Agreement between ZASH Global Media and Entertainment Corporation and Lomotif Private Limited	8-K	10.1	July 29, 2021
10.105	Deed of Variation and Supplement among ZASH Global Media and Entertainment Corporation, Lomotif Private Limited and ZVV Media Partners, LLC	8-K	10.2	July 29, 2021
10.106	Securities Purchase Agreement between Vinco Ventures, Inc. and the purchaser identified on the signature page thereto dated July 23, 2021	8-K	10.3	July 29, 2021
10.107	Form of Warrant dated July 23, 2021	8-K	10.4	July 29, 2021
10.108	Registration Rights Agreement dated July 23, 2021	8-K	10.5	July 29, 2021
10.109	Warrant Exercise Agreement between the Company and the Investor	8-K	10.1	August 19, 2021
10.110	Form of Warrant August Series A Warrant	8-K	10.2	August 19, 2021
10.111	Form of Warrant August Series B Warrant	8-K	10.3	August 19, 2021
10.112	Form of Registration Rights Agreement	8-K	10.4	August 19, 2021
10.113	Warrant Exercise Agreement between the Company and the Investor	8-K	10.1	September 1, 2021
10.114	Form of September Series A Warrant	8-K	10.2	September 1, 2021
10.115	Form of September Series B Warrant	8-K	10.3	September 1, 2021
10.116	Form of Registration Rights Agreement	8-K	10.4	September 1, 2021
10.117	Side Letter to Securities Purchase Agreement	8-K	10.1	September 13, 2021
21.1	List of Significant Subsidiaries	S-1	21.1	February 12, 2020
23.1	Consent of Marcum LLP	S-1	23.1	October 6, 2021
23.2	Consent of Lucosky Brookman (included in Exhibit 5.1)				*
101.INS*	XBRL Instance Document	S-1	23.1	October 6, 2021
101.SCH*	XBRL Taxonomy Extension Schema Document	S-1	23.1	October 6, 2021
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	S-1	23.1	October 6, 2021
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	S-1	23.1	October 6, 2021
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document	S-1	23.1	October 6, 2021
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	S-1	23.1	October 6, 2021

*	Filed herewith.

**	Furnished herewith.

+	Denotes a management compensatory plan, contract or arrangement

(b)	Financial statement schedules.

No financial statement schedules are provided because the information called for is not required or is shown in the consolidated financial statements or related notes.

II-5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, we have duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethlehem, Pennsylvania, on October 14, 2021.

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Christopher B. Ferguson
Chief Executive Officer

Signature	Title	Date

/s/ Christopher B. Ferguson	Chief Executive Officer and Chairman of the Board of Directors	October 14, 2021
Christopher B. Ferguson	(Principal Executive Officer)

/s/ Brett Vroman	Chief Financial Officer	October 14, 2021
Brett Vroman	(Principal Financial Officer and Principal Accounting Officer)

/s/ *	Director	October 14, 2021
Louis Foreman

/s/ *	Director	October 14, 2021
Frank Jennings

/s/ *	Director	October 14, 2021
Mary Ann Halford

/s/ *	Director	October 14, 2021
Kevin J. O’Donnell

* By:	/s/ Christopher B. Ferguson
Christopher B. Ferguson
Attorney-in-Fact

II-6